Exhibit 10(a)

                              ARCTIC CAT INC.
                          1989 STOCK OPTION PLAN

     1. Purpose. The purpose of the Arctic Cat, Inc. 1989 Stock Option Plan is to promote the success of Arctic Cat, Inc. (the "Corporation") and of any subsidiary of the Corporation (a "Subsidiary") by facilitating the employment and retention of key personnel and by furnishing continuing, long-term incentive to officers, other key employees and Directors upon whose efforts the success of the Corporation depends to a large degree. In addition, the Plan is intended to provide key employees on whom rests the major responsibility for the present and future success of the Corporation with an opportunity to acquire a proprietary interest in the Corporation and thereby to develop a stronger incentive to expend maximum effort for the continued success and growth of the Corporation.

     2. Definitions. The following words and phrases as used herein shall have the meanings set forth below:

     2.1  "Board" shall mean the Board of Directors of the Corporation.

     2.2  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     2.3 "Committee" shall mean a committee of the Board as may be designated by the Board, from time to time, for the purpose of administering this plan as contemplated by Article 4 hereof.

     2.4 "Common Stock" shall mean the common stock, $0.01 par value, of the Corporation.

     2.5  "Corporation" shall mean Arctic Cat, Inc., a Minnesota corporation.

     2.6  "Director" shall mean any member of the Board.

     2.7 "Fair Market Value" of any security on any given date shall be determined by the Committee as follows: (a) if the security is listed for trading on one or more national securities exchanges (including the NASDAQ National Market), the reported last price on the principal such exchange on the date in question, or if such security shall not have been traded on such exchange on such date, the reported last price on such exchange on the first day prior thereto on which such security was so traded; or (b) if the security is not listed for trading on a national securities exchange (including the NASDAQ National Market) but is traded in the over-the-counter market, the mean of the highest and lowest bid prices for such security on the date in question, or if there are no such bid prices for such security on such date, the mean of the highest and lowest bid prices on the first day prior thereto on which such prices existed; or (c) if neither (a) nor (b) is applicable, by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties.

     2.8 "ISO" shall mean any stock option granted pursuant to this Plan as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.9 "Non-Employee Director" shall mean a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any successor rule.

     2.10 "NQO" shall mean any stock option granted pursuant to this Plan which is not an ISO.

     2.11 "Option" shall mean any stock option granted pursuant to this Plan, whether an ISO or an NQO.

     2.12 "Optionee" shall mean any person who is the holder of an Option granted pursuant to this Plan.

     2.13 "Outside Director" means a Director who (a) is not a current employee of the Corporation or any member of an affiliated group which includes the Corporation; (b) is not a former employee of the Corporation who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Corporation; (d) does not receive remuneration from the Corporation, either directly or indirectly, in any capacity other than as a Director, except as otherwise permitted under Code Section 162(m) and regulations thereunder. For this purpose, remuneration includes any payment in exchange for goods or services. This definition shall be further governed by the provisions of Code
Section 162(m) and regulations promulgated thereunder.

     2.14 "Plan" shall mean this 1989 Stock Option Plan of the Corporation.

     2.15 "Subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Corporation under Section 425 (f) of the Code.

     3. Shares Available Under Plan. The number of shares which may be issued pursuant to Options granted under this Plan shall not exceed 700,000 shares of the Common Stock of the Corporation; provided, however, that shares which become available as a result of cancelled, unexercised, lapsed or terminated Options granted under this Plan shall be available for issuance pursuant to Options subsequently granted under this Plan. The shares issued upon exercise of Options granted under this Plan may be authorized and unissued shares or shares previously acquired or to be acquired by the Corporation.

     4.   Administration.

     4.1 The Plan will be administered by the Board, or at the Board's discretion, by a Committee of at least two Directors, all of whom shall be Outside Directors and Non-Employee Directors. Other than references in this
Section 4.1, references to the "Committee" in this Plan shall be deemed to refer to the Board where the Board has not designated a Committee to administer the Plan.

     4.2 The Committee will have plenary authority, subject to provisions of the Plan, to determine when and to whom Options will be granted, the term of each Option, the number of shares covered by it, the participation by the Optionee in other plans, and any other terms or conditions of each Option. The Committee shall determine with respect to each grant of an Option whether a participant shall receive an ISO or an NQO. The number of shares, the term and the other terms and conditions of a particular kind of Option need not be the same, even as to Options granted at the same time. The Committee's recommendations regarding Option grants and terms and conditions thereof will be conclusive.

     4.3 The Committee will have the sole responsibility for construing and interpreting the Plan, for establishing and amending any rules and regulations as it deems necessary or desirable for the proper administration of the Plan, and for resolving all questions arising under the Plan. Any decision or action taken by the Committee arising out of or about the construction, administration , interpretation and effect of the Plan and of its rules and regulations will, to the extent permitted by law, be within its absolute discretion, except as otherwise specifically provided herein, and will be conclusive and binding on all Optionees, all successors, and any other person, whether that person is claiming under or through any Optionee or otherwise.

     4.4 No member of the Committee will be liable, in the absence of bad faith, for any act or omission with respect to his services on the Committee. Service on the Committee will constitute service as a member of the Board, so that the members of the Committee will be entitled to indemnification and reimbursement as Board members pursuant to its Bylaws.

     4.5 The Committee will regularly inform the Board as to its actions with respect to all Options granted under the Plan and the terms and conditions and any such Options in a manner, at any times, and in any form as the Board may reasonably request.

     5.   Participants.

     5.1 Participation in this Plan shall be limited to key personnel of the Corporation or of a Subsidiary, who are salaried employees of the Corporation or of a Subsidiary, and to Directors of the Corporation.

     5.2 Subject to other provisions of this Plan, Options may be granted to the same participants on more than one occasion.

     5.3 The Committee's determination under the Plan including, without limitation, determination of the persons to receive Options, the form, amount and type of such Options, and the terms and provisions of Options need not be uniform and may be made selectively among otherwise eligible participants, whether or not the participants are similarly situated.

     5.4 No person shall receive Options under this Plan which exceed 250,000 shares during any fiscal year of the Corporation.

     6.   Terms and Conditions.

     6.1 Each Option granted under the Plan shall be evidenced by a written agreement, which shall be subject to the provisions of this Plan and to such other terms and conditions as the Corporation may deem appropriate.

     6.2 Each Option agreement shall specify the period for which the Option thereunder is granted (which in no event shall exceed ten years from the date of the grant for any NQO or any ISO subject to the pricing requirements of
Section 6.3(a) hereof and five years from the date of grant for any ISO subject to the pricing requirements of Section 6.3(b) hereof) and shall provide that the Option shall expire at the end of such period.

     6.3 The exercise price per share shall be determined by the Committee at the time any Option is granted and shall be determined as follows:

          (a) For employees who do not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of any Subsidiary, the ISO exercise price per share shall not be less than one hundred percent (100%) of Fair Market Value of the Common Stock of the Corporation on the date the Option is granted, as determined by the Committee.

          (b) For employees who own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of any Subsidiary, the ISO exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock of the Corporation on the date the Option is granted, as determined by the Committee.

          (c) Unless approved by a majority of the Board, the NQO exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock of the Corporation on the date the Option is granted, as determined by the Committee.

     6.4 The aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an ISO under this Plan or any other plan of the Corporation or its Subsidiaries is exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

     6.5 An Option shall be exercisable at such time or times, and with respect to such minimum number of shares, as may be determined by the Committee at the time of the grant; provided, however, that the Committee may, in its discretion, accelerate the exercise date for any unexercisable Options when the Committee deems such action to be appropriate under the circumstances. The Option agreement may require, if so determined by the Committee, that no part of the Option may be exercised until the Optionee shall have remained in the employ of the Corporation or of a Subsidiary for such period after the date of the Option as the Committee may specify. Notwithstanding the foregoing and subject to the discretionary acceleration rights of the Committee, an Option granted to a Director, officer or 10% shareholder of the Corporation shall not be exercisable for a period of six (6) months after the date of grant unless the Option has been approved by the Board, the Committee or the shareholders of the Corporation.

     6.6 The Corporation may prescribe the form of legend which shall be affixed to the stock certificate representing shares to be issued and the shares shall be subject to the provisions of any repurchase agreement or other agreement restricting the sale or transfer thereof. Such agreements or restrictions shall be noted on the certificate representing the shares to be issued.

     7.   Exercise of Option.

     7.1 Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice thereof, delivered to the Chief Financial Officer of the Corporation (or such other person as he may designate). The notice shall state the number of shares with respect to which the Options are being exercised and shall be accompanied by payment in full for the number of shares so designated. Shares shall be registered in the name of the Optionee unless the Optionee otherwise directs in his or her notice of election.

     7.2 Payment shall be made to the Corporation either (i) in cash, including check, bank draft or money order as authorized by the Corporation, or
(ii) at the discretion of the Corporation, by delivering Corporation Common Stock already owned by the participant or a combination of Common Stock and cash. With respect to (ii), the Fair Market Value of stock so delivered shall be determined as of the date immediately preceding the date of exercise.

     7.3 Upon notification of the amount due and prior to or concurrently with, the delivery to the Optionee of a certificate representing any shares purchased pursuant to the exercise of an Option, the Optionee shall promptly pay to the Corporation any amount necessary to satisfy applicable federal, state or local withholding tax requirements.

     7.4 If the terms of an Option so permit but subject to the approval of the Committee, an Optionee may elect by written notice to the Chief Financial Officer of the Corporation (or such other person as he may designate), to satisfy the withholding tax requirements associated with the exercise of an Option by (i) authorizing the Corporation to retain from the number of shares of Common Stock that would otherwise be deliverable to the Optionee, or (ii) delivering to the Corporation from shares of Common Stock already owned by the Optionee, that number of shares having an aggregate Fair Market Value equal to the tax payable by the Optionee under Section 7.3. Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

     8. Extraordinary Corporate Transactions. New Options may be substituted for the Options granted under the Plan, or the Corporation's duties as to Options outstanding under the Plan may be assumed, by a corporation other than the Corporation, or by a parent or subsidiary of the Corporation or such corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Corporation is involved. Notwithstanding the foregoing or the provisions of
Section 9 hereof, in the event such corporation, or parent or subsidiary of the Corporation or such corporation, does not substitute new Options for, and substantially equivalent to, the Options granted hereunder, or assume the Options granted hereunder, the Options granted hereunder shall terminate and thereupon become null and void (i) upon dissolution or liquidation of the Corporation, or similar occurrence, (ii) upon any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Corporation will not be a surviving entity or (iii) upon a transfer of substantially all of the assets of the Corporation or more than 80% of the outstanding Common Stock; provided, however, that each Optionee shall have the right within a 30-day period prior to or concurrently with such dissolution, liquidation, merger, consolidation, acquisition, separation, reorganization or similar occurrence, to exercise any unexpired Option granted hereunder without regard to any installment exercise restrictions.

     9. Changes in Corporation's Capital Structure. The existence of outstanding Options shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of Common Stock or subscription rights thereto, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise; provided, however, that if the outstanding shares of Common Stock of the Corporation shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares or recapitalization, the number and kind of shares subject to the Plan or subject to any Options theretofore granted, and the option exercise prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate option exercise price.

     10. Assignments. Any Option granted under this Plan shall be exercisable only by the Optionee to whom granted during his or her lifetime and shall not be assignable or transferable otherwise than by will or by the laws of descent an distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.

     11. Severance; Death; Disability. An Option shall terminate, and no rights thereunder may be exercise, if the person to whom it is granted ceases to be employed by the Corporation or by a Subsidiary except that:

     11.1 If the employment of the Optionee is terminated by any reason other than his or her death or disability, all rights under the Option shall terminate and expire upon such termination.

     11.2 If the Optionee dies while in the employ of the Corporation or a Subsidiary, or within not more than one month after termination of his or her employment, the Optionee's rights under the Option may be exercised in whole or in part, without regard to any installment exercise restrictions, at any time within six months following such death by his or her personal representative or by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution.

     11.3 If the employment of the Optionee is terminated because of permanent disability, the Optionee, or his or her legal representative, may at any time within not more than six months after termination of his or her employment, exercise his or her Option rights in whole or in part, without regard to any installment exercise restrictions.

     11.4 Notwithstanding anything contained in Sections 11.1, 11.2 and 11.3 to the contrary, no Option rights shall be exercisable by anyone after the expiration of the term of the Option.

     11.5 Transfers of employment between the Corporation and a Subsidiary, or between Subsidiaries, will not constitute termination of employment for purposes of any Option granted under this Plan. The Committee may specify in the terms and conditions of an Option whether any authorized leave of absence or absence for military or government service or for any other reasons will constitute a termination of employment for purposes of the Option and the Plan.

     12. Rights of Participants. Neither the participant nor the personal representatives, heirs, or legatees of such participant shall be or have any of the rights or privileges of a shareholder of the Corporation in respect of any of the shares issuable upon the exercise of an Option granted under this Plan unless and until certificates representing such shares shall have been issued and delivered to the participant or to such personal representatives, heirs or legatees.

     13. Securities Registration. If any law or regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require the Corporation or the participant to take any action in connection with the exercise of an Option, then notwithstanding any contrary provision of an Option agreement or this Plan, the date for exercise of such Option and the delivery of the shares purchased thereunder shall be deferred until the completion of the necessary action. In the event that the Corporation shall deem it necessary, the Corporation may condition the grant or exercise of an Option granted under this Plan upon the receipt of a satisfactory certificate that the Optionee is acquiring the Option or the shares obtained by exercise of the Option for investment purposes and not with the view or intent to resell or otherwise distribute such Option or shares. In such event, the stock certificate evidencing such shares shall bear a legend referring to applicable laws restricting transfer of such shares. In the event that the Corporation shall deem it necessary to register under the Securities Act of 1933, as amended , or any other applicable statute, any Options or any shares with respect to which an Option shall have been granted or exercised, then the participant shall cooperate with the Corporation and take such action as is necessary to permit registration or qualification of such Options or shares.

     14.  Duration and Amendment.

     14.1 There is no express limitation upon the duration of the Plan, except for the requirement of the Code that all ISOs must be granted within ten years from the date the Plan is approved by the shareholders.

     14.2 The Board may terminate or may amend the Plan at any time, provided, however, that the Board may not, without approval of the shareholders of the Corporation, (i) increase the maximum number of shares as to which Options may be granted under the Plan, (ii) permit the granting of ISOs at less than 100% of Fair Market Value at time of grant, or (iii) change the class of employees eligible to receive Options under the Plan.

     15. Granting of Options to Non-Employee Directors. [Replaced by Section 5(k) of the Corporation's 1995 Stock Plan.]

     16. Approval of Shareholders. This Plan expressly is subject to approval of holders of a majority of the outstanding shares of Common Stock of the Corporation, and if it is not so approved on or before one year after the date of adoption of this Plan by the Board, the Plan shall not come into effect, and any Options granted pursuant to this Plan shall be deemed cancelled.

     17. Conditions of Employment. The granting of an Option to a participant under this Plan who is an employee shall impose no obligation on the Corporation to continue the employment of any participant and shall not lessen or affect the right of the Corporation to terminate the employment of the participant.

     Adopted by the Board of Directors on June 22, 1989; amended by the Board of Directors on December 12, 1996.